               Action by Written Consent of General Partners of

                              PIMCO Advisors L.P.


     This Action by Written Consent of the General Partners of PIMCO Advisors L.P. (this "Consent") is made by PIMCO Advisors Holdings L.P., a Delaware limited partnership ("Holdings"), and PIMCO Partners, G.P., a California general partnership ("PGP" and together with Holdings, the "General Partners"), as the General Partners of PIMCO Advisors L.P., a Delaware limited partnership (the "Partnership"), effective as of July 1, 1999 (the "Effective Date").

     WHEREAS, PGP and Holdings are the General Partners of the Partnership (as such term is defined in the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. dated June 30, 1999 (as the same may be amended or modified from time to time, the "Partnership Agreement") (all capitalized terms used in this Consent and not otherwise defined herein having the definitions set forth in the Partnership Agreement));

     WHEREAS, Section 4.2 of the Partnership Agreement permits the General Partners by a Written Consent to create a class or series of Units or other Equity Securities of the Partnership and to specify the designations, preferences and relative participating, optional or other special rights, powers and duties of a newly-created series of Tracking Units; and

     WHEREAS, General Partners have determined it to be in the best interests of the Partnership and its partners to create a new series of Tracking Units and to specify the designations, preferences and relative participating, optional or other special rights, powers and duties a new series of Tracking Units, to be designated the "Class D Units" of limited partnership interest of the Partnership (the "Class D Units"), which shall reflect a specified percentage interest in the Operating Profit Available for Distribution of the PIMCO Equity Advisors division of the Partnership;

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority granted in the Partnership Agreement there is hereby created and established a new series of Tracking Units of the Partnership to be designated the "Class D Units" of limited partnership interest; and

     RESOLVED, FURTHER, that the Management Board of the Partnership, or its Delegate(s), be, and hereby is, authorized to issue Class D Units to such employees of the Partnership on such terms, and for such consideration, as it may deem to be in the best interests of the Partnership and its partners; and

     RESOLVED, FURTHER, the Class D Units shall have the designations, preferences and relative participating, optional or other special rights, powers and duties set forth below:
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          DESIGNATION OF RIGHTS AND PREFERENCES OF THE CLASS D UNITS

            OF LIMITED PARTNERSHIP INTEREST IN PIMCO ADVISORS L.P.


     Section 1. Number of Units and Designation. This series of Tracking Units shall be designated as the Class D Units of limited partnership interest (the "Class D Units"), and the number of Units constituting such series shall be Ten Thousand (10,000).

     Section 2. Definitions. For purposes of the Class D Units, the following terms shall have the meanings indicated below. All other capitalized terms used herein shall have meanings set forth in the Partnership Agreement.

             Class D Unit shall mean an LP Unit having those special rights and obligations specified in this Consent as being appurtenant to a "Class D Unit" and shall include all LP Units issued by the Partnership which are designated as "Class D Units" pursuant to Section 4.3 of the Partnership Agreement.

             Class D Carryover Amount shall mean, with respect to each Class D Unit and with respect to each fiscal quarter or Short Period ending after September 30, 1999, the positive amount, if any, by which (i) the Class D Quarterly Distribution Amount for the immediately preceding fiscal quarter exceeded (ii) the amount distributed with respect to each Class D Unit for such immediately preceding fiscal quarter.

             Class D Quarterly Distribution Amount shall mean, with respect to each issued and outstanding Class D Unit and with respect to each fiscal quarter ending after June 30, 1999, the sum of (i) one-ten thousandth (0.0001) (subject to adjustment in the case of a Recapitalization affecting the Class D Units) of the Separate PEA Operating Profit Available for Distribution for such fiscal quarter plus (ii) any Class D Carryover Amount applicable to such issued and outstanding Class D Unit with respect to such fiscal quarter. With respect to any Short Period ending after June 30, 1999, the Class D Quarterly Distribution Amount shall mean, with respect to each issued and outstanding Class D Unit and with respect to such Short Period, the sum of (i) one-ten thousandth (0.0001) (subject to adjustment in the case of a Recapitalization affecting the Class D Units) of the Separate PEA Operating Profit Available for Distribution for such Short Period plus (ii) any Class D Carryover Amount applicable to such Class D Unit with respect to such Short Period.

             Exchange Date is defined in Section 4(d).

             Exchange Notice is defined in Section 4(f).

             Exchange Rate is defined in Section 4(b).

             Partnership Agreement shall mean the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. dated June 30, 1999, as the same may be amended or restated from time to time.

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             PEA Division shall mean the PIMCO Equity Advisors division of the
Partnership, as the same may be constituted from time to time.

             Separate PEA Operating Profit Available for Distribution shall mean, for any period, that portion (if any) of the Operating Profit Available for Distribution of the Partnership properly allocable to the PEA Division, determined in accordance with such conventions as shall reasonably be adopted by the Partnership from time to time.

             Transaction shall mean a merger or consolidation to which the Partnership is a party, a sale of all or substantially all of the Partnership's assets, an exchange of all or substantially all of the outstanding units in the Partnership, or an event which results in a change of control of the Partnership or Holdings, in each case as a result of which the Class D Units are exchanged for or converted into cash, securities or other property.

     Section 3.   Distributions.

     With respect to each fiscal quarter following the issuance of the Class D Units, the Partnership shall distribute to Unitholders holding Class D Units, from the Distributable Cash of the Partnership for such quarter, an amount in cash, pro rata in accordance with their Class D Units, until the cash distributions made pursuant to this Section 3 with respect to each Class D Unit equals the Class D Quarterly Distribution Amount. Such distributions shall be made to Class D Unitholders of record at such times and in such manner as set forth in the Partnership Agreement.

     Section 4.   Exchange for Class A Units.

             (a) Class D Units shall be exchanged for Class A Units (or such other securities or property as the General Partners may determine in accordance with Section 4(c) hereof) at the Exchange Rate, in accordance with the procedures specified herein, (i) under such circumstances, and subject to such terms and conditions, as may be specified by the Partnership in connection with an issuance of Class D Units, or (ii) at the election of the General Partners or their Delegate(s), in their sole discretion and without the consent or approval of any Unitholder, (x) on or after ten (10) years from the date of issuance, or
(y) in connection with a sale by PIMCO Advisors of all or substantially all of the assets comprising the PEA Division. The rights of the General Partners under
Section 11.4 of the Partnership Agreement shall have no application to the Class D Units.

             (b) The "Exchange Rate" applicable to the Class D Units shall mean the number of Class A Units for which each Class D Unit shall be exchangeable, determined as follows:

             Each Class D Unit shall be exchangeable for that number of Class A Units equal to:

                  (i) One ten-thousandth (0.0001) (subject to adjustment in the case of a Recapitalization affecting the Class D Units) of the Separate PEA Operating Profit Available for Distribution for the four most recently ended fiscal quarters for which published financial statements of the Partnership are then available;

                  divided by

                  (ii) The Operating Profit Available for Distribution of the Partnership allocable to the Class A Units per Class A Unit for the four most recently ended fiscal quarters for which published financial statements of the Partnership are then available.

             For purposes of such computation, the financial statements of the Partnership and Operating Profit Available for Distribution used as the basis of such computation shall be adjusted to give pro forma effect to any acquisitions, dispositions or other similar events taking place during that period, as if such events occurred on or prior to the first day of the earliest quarter used as a basis for the computation.

             (c)  (i)     Except as provided in (ii) below, in the event that
the General Partners determine that any distribution (whether in the form of cash, partnership interests, other securities, or other property), Recapitalization, Transaction, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership or exchange of Class A Units or other securities of the Partnership, issuance of warrants or other rights to purchase Class A Units or other securities of the Partnership, or other transaction or event affecting the Partnership or any Public General Partner, in the General Partners' sole discretion, affects the Class D Units such that an adjustment is determined by the General Partners to be appropriate in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available with respect to the exchange of the Class D Units for Class A Units, then the General Partners shall, in such manner as they may deem equitable, adjust any or all of the number and kind of Class A Units or other securities or property for which the Class D Units may be exchanged.

                  (ii) In the event that the Partnership or its partners are party to a transaction which results in neither the Partnership nor any of its General Partners being a Public Company (a "Going Private Transaction"), the Class D Units shall become exchangeable for an amount of cash, or other securities convertible into, exchangeable for or settled in cash, to be determined by multiplying (a) the amount in Section 4(a)(i) in effect at the time of the exchange by (b) the Transaction Multiple. For these purposes, the "Transaction Multiple" shall be the implied multiple on the Operating Profit Available for Distribution of the Partnership allocable to the Class A Units per Class A Unit for the four fiscal quarters most recently ended before the Going Private Transaction for which published financial statements of the Partnership are then available, reflected by the consideration per Class A Unit or Holdings LP Unit given in that Going Private Transaction, as determined by the General Partners in good faith.

             (d) Except as provided in the definition of the Exchange Rate, no adjustments in respect of distributions, including without limitation any adjustment in respect of a Class D Carryover Amount, shall be made upon the exchange of any Class D Units; provided, however, that if the date fixed for the Exchange (the "Exchange Date") with respect to Class D Units shall be subsequent to the record date for the payment of a distribution thereon or with respect thereto but prior to the payment or distribution thereof, the registered holders of such Class D Units at the close of business on such record date shall be entitled to receive the distribution payable upon such units on the date set for payment of such distribution notwithstanding the exchange of such units or the Partnership's default in payment of the distribution due on such date.

             (e) There shall be no fractional Class A Units issued hereunder, and the holder of the Class D Units shall receive cash in lieu of any fractional unit amount resulting from application of the calculation set forth above in an amount equal to the ratable value of the fractional interest in a Class A Unit as determined by the General Partners or their Delegate(s).

             (f) The following procedures shall apply to any exchange of Class D Units:

                  (i) At such time or times as the Partnership shall cause Class D Units to be exchanged for Class A Units (or such other securities or property as the General Partners may determine in accordance with Section 4(c) hereof) in accordance with Section 4(a), the Partnership shall give notice of such exchange to the holder or holders of the Class D Units whose units are to be exchanged by mailing by first-class mail a notice of such exchange (the "Exchange Notice") as soon as practicable before or after the Exchange Date to their last addresses as they shall appear upon the Partnership's books. Each such Exchange Notice shall specify the Exchange Rate, the Exchange Date (or the anticipated Exchange Date, if pursuant to Article VI the exchange must be effected at an unspecified future date), the number of Class A Units (or other securities or property) to be issued and the amount of any cash to be paid to the holder in lieu of any fractional units. In such an occurrence, the Class D Units shall be exchanged for Class A Units (or other securities or property), and such Class D Units shall be deemed to be canceled and retired, without any action on the part of the holders of Class D Units. Issuance of certificates representing Class A Units (or other securities or property) to be received upon exchange of Class D Units shall be effected upon surrender of certificates representing such Class D Units and delivery of such documents as shall be specified under Section 4(f)(ii).

                  (ii) Before any holder of Class D Units shall be entitled to receive Certificates representing Class A Units (or such other securities or property as the General Partners may determine in accordance with Section 4(c) hereof) for which such Class D Units were exchanged, there shall be surrendered, at such office as the Partnership shall specify, Certificates for such Class D Units duly endorsed for transfer to the Partnership or in blank or accompanied by proper instruments of transfer to the Partnership or in blank, unless the Partnership shall waive such requirement, together with such other documents and agreements as the Partnership may request. The Partnership will, as soon as practicable after such surrender of any such Certificates representing Class D Units, issue and deliver at the office of the transfer agent certificates representing the Class A Units to the person for whose account such Class D Units were so surrendered, or to his or her nominee or nominees, or other evidence or ownership of, the number of whole Class A Units (or other securities or property) to which such holder shall be entitled, together with any payment in respect of fractional units.

                  (iii) All exchanges of Class D Units for Class A Units shall be made in compliance with Article VI of the Partnership Agreement.

     Section 5.   Units Reacquired by Partnership.

     All Class D Units which shall have been issued and reacquired in any manner by the Partnership shall be restored to the status of authorized but unissued Class D Units.

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

     Section 6.   Redemption.

     Class D Units may be redeemed by the Partnership on such terms and under such conditions as may be specified in the Partnership Agreement; provided, however, that the Unit Price applicable to the Class D Units shall be determined by the General Partners or their Delegate(s) in good faith with reference to the Class A Units on an as exchanged basis based on the then prevailing Exchange Rate.

     Section 7.   Other Rights, Powers, Preferences and Duties.

     Except as specifically provided otherwise in this Consent, the designations, preferences and relative participating, optional or other special rights, powers and duties applicable to Class D Units and Unitholders owning Class D Units shall be those specified in the Partnership Agreement with respect to Units and Unitholders generally or, as applicable, those with respect to a series of Tracking Units and Persons holding a series of Tracking Units; provided, however, holders of Class D Units shall not be entitled to any distributions other than as set forth in this Consent nor be entitled to exchange their Class D Units for any other security (including Holdings Units) except as set forth in this Consent.

                                *        *      *

                               [signatures follow]

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

             IN WITNESS WHEREOF, the General Partners have caused this Consent to be executed as of the date first set forth above.

     PIMCO PARTNERS, G.P.
     By:  PIMCO PARTNERS, LLC,
          a California limited liability company,
          General Partner

          By:  _______________________
          William S. Thompson
          Chief Executive Officer

     By:  PIMCO HOLDING LLC,
          a Delaware limited liability company,
          General Partner

          By:  PACIFIC ASSET MANAGEMENT LLC,
               a Delaware limited liability company
               Member

               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

               By:  ________________
                    Khanh T. Tran
                    Chief Financial Officer

               By:  ________________
                    Audrey Milfs
                    Secretary

     PIMCO ADVISORS HOLDINGS L.P.

     By:  PIMCO PARTNERS, G.P.,
          a California general partnership,
          General Partner

          By:  PIMCO PARTNERS, LLC,
               a California limited liability company,
               General Partner

               By:  ____________________________
                         William S. Thompson
                         Chief Executive Officer

          By:  PIMCO HOLDING LLC,
               a Delaware limited liability company,
               General Partner

               By:  PACIFIC ASSET MANAGEMENT LLC,
                    a Delaware limited liability company
                    Member

                    By:  PACIFIC LIFE INSURANCE COMPANY,
                         a California life insurance company
                         Member

                         By:  ________________________________
                                   Khanh T. Tran
                                   Chief Financial Officer

                         By:  ________________________________
                                   Audrey Milfs
                                   Secretary

                                       8